Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                     6% CONVERTIBLE SERIES C PREFERRED STOCK
                              AND RELATED WARRANTS
                                       of
                              ATC HEALTHCARE, INC.

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June 9, 2006 by and among (i) ATC Healthcare, Inc., a Delaware corporation (the "Company"), (ii) Roaring Fork Capital SBIC LP ("Roaring Fork") and (iii) any other person who has executed a Subscription Agreement and Letter of Investment Intent with the Company with respect to the purchase of the Company's newly created 6% Convertible Series C Preferred Stock (the "Stock") and accompanying Warrants to purchase shares of Class A Common Stock (the "Warrants"), thereby accepting and joining in this Agreement, whose subscription has been accepted by the Company (collectively, together with Roaring Fork, the "Initial Investors" and each individually, an "Initial Investor") (the acceptance of the subscription proceeds from one or more Initial Investors shall be referred to as a "Closing"), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 11 hereof (collectively, the "Investor Permitted Transferees" and each individually an "Investor Permitted Transferee").

         WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase Stock from the Company, together with accompanying Warrants, all upon the terms and conditions set forth in those certain Subscription Agreements and Letters of Investment Intent between the Company and the Initial Investors (each, a "Subscription Agreement" and collectively, the "Subscription Agreements"); and

         WHEREAS, in connection with the offering and purchase of the Stock and Warrants pursuant to the Subscription Agreements, the Company has entered into a Finder's Agreement with Bathgate Capital Partners LLC (the "Finder") pursuant to which, among other things, the Company has agreed to make certain commission payments to Finder and to issue Finder certain warrants to purchase the Company's Class A Common Stock (the "Finder's Warrants"), as more fully described in the Finder's Agreement (for purposes of this Agreement, the terms "Warrant" and "Warrants" as used herein shall be deemed to include the Warrants issued to the Investors and the Finder's Warrants); and

         WHEREAS, in connection with the execution and delivery of the Subscription Agreements, the Company has agreed with the Initial Investors to provide them with the rights set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings provided therefor below:

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

                  "Investors" shall mean, collectively, the Initial Investors and the Investor Permitted Transferees; provided, however, that the term Investors shall not include any of the Initial Investors or any Investor Permitted Transferee that ceases to own or hold any Registrable Shares.

                  "Issuance Price" shall mean Two Thousand and 70/100 Dollars ($2,000.70) per share of Series C Preferred Stock, as adjusted to reflect the occurrence of any stock split, stock dividend, stock combination, stock subdivision or similar recapitalization affecting such share.

                  "Last Sale Price" shall mean the last sale price on the American Stock Exchange, or if the Company's Common Stock is not traded on the American Stock Exchange, the reported last sale price for the Company's Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable period.

                  "Majority Holders" shall mean, at the relevant time of reference thereto, those Investors holding and/or having the right to acquire, as the case may be, more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

                  "Penalty Warrants" shall mean those warrants described in paragraph 3(c) of this Agreement.

                  "Qualifying Holder" shall have the meaning ascribed thereto in
Section 11 hereof.

                  "Registrable Shares" shall mean the shares of Class A Common Stock issuable upon the conversion of the Stock, the shares of Class A Common Stock purchasable upon the exercise of Warrants, and the shares of Class A Common Stock purchasable upon the exercise of the Penalty Warrants; provided, however, that such term shall not include any of such shares of Common Stock that become or have become eligible for resale pursuant to Rule 144(k).

                  "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

         2. EFFECTIVENESS. The Company shall be required to use commercially reasonable efforts to keep the Mandatory Registration Statement (as defined in Section 3(a)) continuously effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold or (ii) the second (2nd) anniversary of the date the Mandatory Registration Statement is first declared effective.


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

         3. MANDATORY REGISTRATION; PIGGYBACK REGISTRATION.

            (a) Within ten (10) business days of the Final Closing, the Company will prepare and file with the SEC a registration statement on Form S-3 or its equivalent for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "Mandatory Registration Statement"). The Mandatory Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use reasonable efforts to cause the Mandatory Registration Statement to become effective as soon as practicable.

            (b) The offer and sale of the Registrable Shares pursuant to the Mandatory Registration Statement shall not be underwritten.

            (c) In the event the Company does not file the Mandatory Registration Statement with the SEC by the Filing Deadline (as defined below), the Company shall issue to each of the Investors Penalty Warrants to purchase the Company's Class A Common Stock in a number equal to each Ninety Cents $0.90 of the Issuance Price of the Stock paid by the Investor to the Company. The exercise price for the Penalty Warrants shall be equal to the lower of (i) the thirty (30) day average Last Closing Price immediately prior to the day of Default or (ii) Sixty Cents ($0.60) per share. The Penalty Warrants shall be exercisable for a period of five (5) years. Each Penalty Warrant shall be in substantially the form as attached as Exhibit B hereto. For purposes of this Agreement, the "Filing Deadline" shall be four (4) months following the final closing of the Investors' purchase of the Stock and Warrants under the Subscription Agreements (the "Final Closing"), which Final Closing shall be deemed to have occurred on the earlier of (i) the date 1499 shares of Series C Preferred Stock have been sold by the Company or (ii) June 30, 2006.

            (d) In the event that the Mandatory Registration Statement is not declared effective by the SEC by the earlier to occur of (i) 150 days after its filing or (ii) 150 days after the Filing Deadline, then the Company shall be required to pay to each Investor a penalty payment equal to Five Percent (5%) of the Issuance Price of the Stock paid by such Investor. In the event that the Mandatory Registration Statement is not declared effective by the SEC by the earlier to occur of (i) 180 days after its filing or (ii) 180 days after the Filing Deadline, then the Company shall be required to pay to each Investor an additional penalty payment equal to Five Percent (5%) of the Issuance Price of the Stock paid by such Investor. Such penalty, if any, arising under this
Section 3(d) shall be payable by the Company within ten (10) days

            (e) If (but without any obligation to do so) at any time prior to the third anniversary of this Agreement, after an Investor has fully exercised any Warrant(s) or Penalty Warrant(s), the Company proposes to register any of its securities under the Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities and a registration statement relating to a PIPE (private investment public equity) or similar transaction), the Company shall, each such time, promptly give each Investor written notice of such registration. Upon the written request of an Investor given within twenty (20) days after receipt of such written notice from the Company, the Company shall cause to be included in the Mandatory Registration Statement all of the Registrable Securities that the Investor has requested to be registered (a "Piggyback Registration Statement");

provided, however, that if the managing underwriter of any underwritten offering by the Company expresses reasonable written objection to the registration of all of the Registrable Securities, then the Registrable Securities which shall be registered in such offering on behalf of holders of Registrable Securities shall be reduced in the proportion equal to the average proportion of reduction as that of all such holders seeking registration in connection with such offering, subject to any rights granted to other holders of securities of the Company that are expressly by the terms of their agreements with the Company entitled to have priority registration rights. If, at any time after giving written notice of its intention to register any such Registrable Securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Registrable Securities, the Company may, at its election, give written notice of such determination to each Investor and, thereupon, in the case of a determination not to register, the Company need not register any Registrable Securities in connection with such registration.

         4. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Section 3 hereof to file a Mandatory Registration Statement or Piggyback Registration Statement with the SEC (collectively, a "Registration Statement") and to use its reasonable efforts to cause the Registration Statement to become effective as soon as practicable, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

            (b) Furnish or otherwise make available to the Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the Investors may reasonably request in order to facilitate the disposition of such Investors' Registrable Shares;

            (c) Notify the Investors, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares until the Company has notified the Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this
Section 4(c) and deliver copies of same as above provided in Section 4(b) hereof); and

            (d) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses.

            (e) The Company shall file additional registration statements or amendments to register any additional shares of Class A Common Stock that may be issuable upon conversion of the Stock or upon exercise of Warrants or Penalty Warrants as a result of any change in the Conversion Price or the per share price of any Warrant or Penalty Warrant.

         5. FURNISH INFORMATION. Each Investor shall furnish to the Company such information regarding the Investor and the securities held by it as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement, unless such Investor desires to exclude its Registrable Securities from the Registration Statement.

         6. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of counsel and auditors for the Company, shall be borne by the Company.

         7. DELAY OF REGISTRATION. The Investors shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         8. INDEMNIFICATION.

            (a) Notwithstanding any termination of this Agreement, the Company will indemnify and hold harmless each Investor, any investment banking firm acting as an underwriter for the Investors, any broker/dealer acting on behalf of any Investors and each officer and director of such Investor, such underwriter, such broker/dealer and each person, if any, who controls such Investor, such underwriter or broker/dealer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such Investor, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished specifically for inclusion in the Registration Statement or any such preliminary prospectus or final prospectus by the Investors, any underwriter for them or controlling person with respect to them.

            (b) Notwithstanding any termination of this Agreement, each Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the Investor specifically for inclusion in the Registration Statement, or any preliminary prospectus or final prospectus; and such Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of each Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such Investor from the sale of Registrable Shares covered by the Registration Statement, and provided, further, however, that the indemnity agreement contained in this
Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of the indemnifying party's participation in such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 8.

            (d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

         9. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Stock, Warrants or Registrable Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any Registrable Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

         10. DEFERRAL AND LOCK-UP. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith, reasonable determination (i) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore advisable to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 60 days after delivery by the Company of the certificate referred to above in this Section 10. During the Suspension Period, none of the Investors shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto). The Company shall use commercially reasonable efforts to cause the termination of the Suspension Period to occur as promptly as practicable.


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

         11. TRANSFER OF REGISTRATION RIGHTS.

            (a) None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit A hereto. For purposes of this Section 11, the term "Qualifying Holder" shall mean, with respect to any Investor, any direct transferee from such Investor of those Registrable Shares held or that may be acquired by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act (or any successor or substitute rule) or may otherwise resell such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

            (b) Notwithstanding anything to the contrary contained in this
Section 11, to the extent the Company previously has registered the Registrable Shares pursuant to a Registration Statement which has been declared effective by the SEC and, thereafter, an Investor assigns its Registrable Shares to any other person, the assignee shall have the right to cause the Registration Statement to be amended or the prospectus related thereto to be supplemented, in either case to name such assignee as a selling stockholder, provided that (i) the use of a post-effective amendment or a supplement to the prospectus is permitted by applicable law for such purpose, and (ii) all costs and expenses to the Company, including without limitation legal and accounting expenses, incurred to so amend such Registration Statement or supplement the prospectus shall be paid by the assignee requesting such amendment (or shared on a pro rata basis to the extent more than one assignee requests such amendment).

         12. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         13. MISCELLANEOUS.

            (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company. The Company may not assign any of its rights or obligations arising under this Agreement without the written consent of the Majority Holders, except to the extent that such assignment is the result of a merger or consolidation of the Company.


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

            (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 11 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Stock, Warrants or the Registrable Shares provided that the terms and conditions of
Section 11 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Stock, Warrants or Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate.

            (c) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "Correspondence") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or telecopy or delivered by hand to the party to whom such Correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

                (i) All Correspondence to the Company shall be addressed in the manner set forth in the Subscription Agreement.

                (ii) All Correspondence to any Investor shall be sent to such Purchaser at the address set forth in the Subscription Agreement.

            (d) Any entity may change the address to which Correspondence to it is to be addressed by notification as provided for herein.

            (e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

            (f) This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.


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

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.




                                         ATC HEALTHCARE, INC.




                                         By: /s/ Andrew C. Reiben
                                             -----------------------------------
                                             Andrew C. Reiben
                                             Senior Vice President/
                                             Chief Financial Officer






                                         ROARING FORK CAPITAL SBIC LP


                                         By: Roaring Fork Capital Management LLC
                                             Its General Partner

                                         By:    /s/ G. Michael Machens
                                                --------------------------------

                                         Name:  G. Michael Machens
                                                --------------------------------

                                         Title: Manager of General Partner
                                                --------------------------------


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